SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                        VARIABLE ANNUITY ACCOUNT FIVE
                           Seasons Variable Annuity
                         Seasons Select Variable Annuity

   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                      FS VARIABLE ANNUITY ACCOUNT FIVE
                  Seasons Triple Elite NY Variable Annuity
                      Seasons Elite NY Variable Annuity
                    Seasons Select II NY Variable Annuity

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The following information pertains to the Income Phase section and the Latest
Annuity Date:

As previously communicated to you, if your Latest Annuity Date, as defined by your contract, is earlier than age 95, you may be eligible for an extension of the Accumulation Phase to the first business day of the month following your 95th birthday.

In accordance with the Company's final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for an extension, YOU MUST NOTIFY US that you want to extend your Accumulation Phase. The Company cannot automatically extend your Accumulation Phase. If you do not notify us, your contract will be annuitized on the Latest Annuity Date using the default option specified in your contract. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.












Dated:  August 28, 2013

             Please keep this Supplement with your Prospectus